UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) June 3, 2004



                          CAPSTONE TURBINE CORPORATION

             (Exact name of registrant as specified in its charter)



         Delaware                        001-15957              95-4180883
(State or other jurisdiction      (Commission file number)   (I.R.S. Employer
     of incorporation)                                      Identification No.)



               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)




                                 (818) 734-5300

              (Registrant's telephone number, including area code)


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Item 12. Results of Operations and Financial Condition

     On June 3, 2004, Capstone Turbine Corporation (the "Company") announced via a press release the Company's financial results for the fiscal year ended March 31, 2004. The press release is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           CAPSTONE TURBINE CORPORATION
                                                  (Registrant)



Date: June 3, 2004                         By: /s/ Karen Clark
                                               ---------------------------
                                                   Karen Clark
                                                   Chief Financial Officer


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                        Exhibit Index
                        -------------

Exhibit Number          Description of Document
--------------          -----------------------

99.1 Press Release of Capstone Turbine Corporation, dated June 3, 2004, reporting its results for the fiscal year ended March 31, 2004.


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